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                                                                  Exhibit 23.(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each of the Registration Statements on Form S-8 (Nos. 3332565, 33-43788, 33-53802 and 333-06191) of
Plains Resources Inc. of our report dated February 10, 1997 appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP

Houston, Texas
February 10, 1997